EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al., (Lead Debtor)	08-13555

and

Debtors.

MONTHLY OPERATING REPORT

BALANCE SHEET AS OF SEPTEMBER 14, 2008

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.

c/o WILLIAM J. FOX

1271 AVENUE OF THE AMERICAS

45th FLOOR

NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN

767 FIFTH AVENUE

NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

By: /s/ William J. Fox
William J. Fox
Senior Vice President
Lehman Brothers Holdings Inc.

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT ___

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”) AND OTHER DEBTOR SUBSIDIARIES AND LBHI CONTROLLED ENTITIES

SCHEDULE OF DEBTORS

The following entities have filed bankruptcy in the Southern District of New York and are included in this Monthly Operating Report:

Lead Debtor:	Case No.	Date Filed
Lehman Brothers Holdings Inc.	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/3/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008

The Monthly Operating Report excludes the following entities that have filed bankruptcy in the Southern District of New York:

PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Finance SA	08-13887	10/3/2008
Luxembourg Residential Properties Loan Finance S.a.r.l.	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009

2

LEHMAN BROTHERS HOLDINGS INC. AND OTHER DEBTOR SUBSIDIARIES AND LBHI-CONTROLLED ENTITIES

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF SEPTEMBER 14, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors" or the “Estate”). The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

a.	This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.
b.	All information is as of September 14, 2008, unless otherwise indicated.
c.

Marks for certain financial instruments and other inventory positions reflect the values as recorded on the books of the Debtors as of the close of business on Friday, September 12, 2008. Such marks may not be up to date and were not subjected to the normal review process by the Company.

d.	This MOR does not include explanatory footnotes such as disclosures required under GAAP.
e.	This MOR is not presented in a GAAP-based SEC reporting format.
f.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
g.

The Short-term and Long-term Borrowings of the Debtors are reflected at notional value. Deferred issuance costs, unamortized discount and the fair value adjustments under Statement of Financial Accounting Standards (“SFAS”) No. 159 previously recorded by the Debtors prior to the bankruptcy filings were adjusted to eliminate such amounts.

h.	The amount of deferred tax assets previously recorded by the Debtors prior to the bankruptcy filings has been written off.
i.

The cash bonus accrual previously recorded by the Debtors prior to the bankruptcy filings has been written off. In connection with the sale of the U.S. broker dealer operations and certain other operations by Lehman Brothers Inc., approximately 9,000 employees were offered positions by the purchaser and the purchaser assumed the obligation of the bonus payments to such employees. Stockholders’ equity has been adjusted to eliminate certain amounts relating to the stock awards plan as there are no expected issuances of stock.

j.

The MOR does not reflect the gross-up of securitized financial assets even though such securitized financial assets did not meet the off-balance sheet criteria under SFAS No. 140. The MOR does not include the consolidation of special purpose entities in those cases where a Debtor is the primary beneficiary under Financial Accounting Standards Board Interpretation No. 46R.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3

BASIS OF PRESENTATION (CONT’D)

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF SEPTEMBER 14, 2008

3.

This MOR has not been adjusted to reflect realizable or liquidation values. Material impairment to the values of certain assets, as presented herein, has occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

4.	Cash collateral and restricted cash at certain banks are reflected in “Cash and securities restricted, segregated and on deposit”.

5.	The MOR does not reflect any off-balance sheet commitments, contingencies and guarantees made by the Company or other Debtor Subsidiaries prior to the bankruptcy filings.

6.

Each Debtor entity balance sheet column included in the MOR presents the respective entity’s assets and liabilities on a separate company basis. Accordingly, assets and liabilities of any subsidiary of any such entity are reflected as a net asset amount on the line entitled “Investment in consolidated subsidiaries” and therefore assets and liabilities of subsidiaries are not consolidated.

7.

The column entitled “Total LBHI Controlled Entities” represents (for information purposes) the combination of the balance sheets of the Debtor entities and those non-Debtor entities that are directly or indirectly controlled by the Debtors, excluding, among other things, entities under separate proceedings in the U.S. or abroad, including administrations, liquidations, receiverships, and proceedings under the Securities Investors Protection Act.

8.	The following Debtors have not been included as Debtors in this MOR Report:
a.

PAMI Statler Arms LLC (“PAMI”) – Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries. The books and records for PAMI are not yet finalized for the September 14, 2008 reporting period. Total assets for PAMI were approximately $20 million as of September 14, 2008.

b.	Lehman Brothers Finance SA (“LBF”) – subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.
c.	Luxembourg Residential Properties Loan Finance S.a.r.l. – petition filed on January 7, 2009
d.	BNC Mortgage LLC- petition filed on January 9, 2009

4

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries and LBHI Controlled Entities

Balance Sheets As of September 14, 2008	DEBTOR ENTITIES
(Unaudited)	Lehman Brothers Holdings Inc.	Lehman Commercial Paper Inc.	Lehman Brothers Special Financing Inc.	Lehman Brothers Commercial Corporation	Lehman Brothers Financial Products Inc.	Lehman Brothers Derivative Products Inc.	Lehman Brothers OTC Derivatives Inc.	Lehman Brothers Commodity Services Inc.
$ in millions	08-13555	08-13900	08-13888	08-13901	08-13902	08-13899	08-13893	08-13885
Assets
Cash and cash equivalents	$596	$10	$-	$1	$1	$9	$-	$12
Cash and securities restricted, segregated and on deposit	9,607	-	225	-	-	-	-	-
Financial instruments and other inventory positions owned:
Governments & agencies, commercial paper, other money market instruments	5,911	1	19,182	-	311	210	-	-
Mortgages, asset-backed securities, real estate held for sale and for use	10,794	8,748	386	-	-	-	-	-
Total corporate debt and other	5,391	1,314	4,234	-	-	-	717	322
Total corporate equities	858	2	8,725	-	-	-	811	-
Derivatives and other contractual agreements	211	-	20,843	357	247	497	33	1,827
Total financial instruments and other inventory positions owned	23,165	10,064	53,369	357	558	707	1,562	2,149
Collateralized short-term agreements	182	525	-	-	-	-	-	4
Receivables	902	617	2,418	18	-	14	1,184	404
Other assets	2,017	-	111	-	6	1	-	17
Investment in consolidated subsidiaries:
Debtor subsidiaries	496	106	646	-	-	-	-	-
Non-debtor subsidiaries	10,275	2,184	6	-	-	-	-	366
Non-LBHI controlled subsidiaries(2)	15,681	-	-	-	-	-	-	-
Total investment in consolidated subsidiaries	26,452	2,290	652	-	-	-	-	366
Due from subsidiaries and affiliates	146,518	39,784	51,663	1,615	-	3	1,084	2,268

Total assets	$209,440	$53,289	$108,438	$1,991	$565	$734	$3,830	$5,218
Liabilities and stockholders’ equity
Short-term borrowings and current portion of long-term borrowings	$19,444	$3,038	$225	$-	$-	$-	$487	$-
Financial instruments and other inventory positions sold but not yet purchased:
Governments & agencies, commercial paper, other money market instruments	-	2	16,237	-	-	-	1	-
Total corporate equities, corporate debt, and other	-	21	4,530	54	-	-	1,049	-
Derivatives and other contractual agreements	242	612	7,388	10	38	71	759	1,609
Total financial instruments and other inventory positions sold but not yet purchased	242	635	28,155	64	38	71	1,810	1,609
Collateralized financings	402	8,933	104	-	-	-	-	-
Payables	784	81	2,555	177	25	33	415	36
Deposits at banks	-	-	-	-	-	-	-	-
Due to affiliates and subsidiaries	88,163	41,463	74,104	1,444	214	432	808	2,636
Long-term borrowings:
Senior notes	64,829	-	-	-	-	-	-	640
Subordinated notes	15,254	-	-	-	-	-	-	-
Total long-term borrowings	80,083	-	-	-	-	-	-	640

Total liabilities	189,118	54,150	105,143	1,685	277	536	3,521	4,922

Stockholders’ Equity
Preferred stock	8,993	-	-	-	-	-	-	-
Common stock and additional paid-in capital	9,346	2,031	350	11	250	175	100	31
Retained earnings and other stockholders' equity, net	1,983	(2,892)	2,945	295	39	23	209	265

Total common stockholders’ equity	11,329	(861)	3,295	307	289	198	309	296
Total stockholders’ equity	20,322	(861)	3,295	307	289	198	309	296
Total liabilities and stockholders’ equity	$209,440	$53,289	$108,438	$1,991	$565	$734	$3,830	$5,218

Totals may not foot due to rounding.
(1) Balances do not reflect the impact of intercompany eliminations or investments in subsidiaries.
(2) Represents entities that are not directly or indirectly under the control of LBHI.	B-1

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries and LBHI Controlled Entities

Balance Sheets As of September 14, 2008	DEBTOR ENTITIES (CONT'D)
(Unaudited)	Fundo de Investimento Multimercado Credito Privado Navigator Investimento	Lehman Scottish Finance L.P.	LB 745 LLC	CES Aviation LLC	CES Aviation V LLC	CES Aviation IX LLC	East Dover Limited	Total Debtor Entities(1)	Total LBHI Controlled Entities(1)
$ in millions	08-13903	08-13904	08-13600	08-13905	08-13906	08-13907	08-13908
Assets
Cash and cash equivalents	$14	$2	$-	$-	$-	$-	$-	$646	$3,726
Cash and securities restricted, segregated and on deposit	-	-	-	-	-	-	-	9,832	9,963
Financial instruments and other inventory positions owned:
Governments & agencies, commercial paper, other money market instruments	-	-	-	-	-	-	-	25,615	31,233
Mortgages, asset-backed securities, real estate held for sale and for use	-	-	-	-	-	-	-	19,928	32,577
Total corporate debt and other	27	-	-	-	-	-	-	12,004	22,818
Total corporate equities	33	-	-	-	-	-	-	10,428	22,720
Derivatives and other contractual agreements	8	-	-	-	-	-	-	24,024	26,050
Total financial instruments and other inventory positions owned	67	-	-	-	-	-	-	91,999	135,398
Collateralized short-term agreements	-	-	-	-	-	-	-	711	4,695
Receivables	-	49	-	-	-	-	-	5,607	8,272
Other assets	-	-	572	21	4	8	-	2,756	9,571
Investment in consolidated subsidiaries:
Debtor subsidiaries	-	-	-	-	-	-	-	1,248	1,293
Non-debtor subsidiaries	-	-	-	-	-	-	-	12,830	25,392
Non-LBHI controlled subsidiaries(2)	-	-	-	-	-	-	-	15,681	34,309
Total investment in consolidated subsidiaries	-	-	-	-	-	-	-	29,759	60,994
Due from subsidiaries and affiliates	380	-	196	-	-	-	109	243,620	393,620

Total assets	$462	$50	$ 768	$22	$4	$8	$109	$384,929	$626,240

Liabilities and stockholders’ equity
Short-term borrowings and current portion of long-term borrowings	$-	$-	$-	$-	$-	$-	$-	$23,194	$23,686
Financial instruments and other inventory positions sold but not yet purchased:
Governments & agencies, commercial paper, other money market instruments	-	-	-	-	-	-	-	16,240	16,250
Total corporate equities, corporate debt, and other	-	1	-	-	-	-	-	5,656	5,713
Derivatives and other contractual agreements	5	-	-	-	-	-	-	10,735	12,094
Total financial instruments and other inventory positions sold but not yet purchased	5	1	-	-	-	-	-	32,631	34,057
Collateralized financings	-	-	-	-	-	-	-	9,439	10,339
Payables	-	-	4	-	-	-	-	4,109	10,623
Deposits at banks	-	-	-	-	-	-	-	-	12,401
Due to affiliates and subsidiaries	-	-	703	22	8	9	4	210,010	387,545
Long-term borrowings:								-
Senior notes	-		-	-		-	-	65,469	66,491
Subordinated notes	-	-	-	-	-	-	-	15,254	15,254
Total long-term borrowings	-	-	-	-	-	-	-	80,723	81,745
		-			-
Total liabilities	5	1	706	22	8	9	4	360,107	560,396

Stockholders’ Equity
Preferred stock	-	-	-	-	-	-	-	8,993	13,077
Common stock and additional paid-in capital	410	50	-	7	-	-	76	12,838	47,431
Retained earnings and other stockholders' equity, net	46	(1)	61	(7)	(4)	(1)	30	2,992	5,337

Total common stockholders’ equity	456	49	61	(0)	(4)	(1)	106	15,830	52,768
Total stockholders’ equity	456	49	61	(0)	(4)	(1)	106	24,822	65,845
Total liabilities and stockholders’ equity	$462	$50	$768	$22	$4	$8	$109	$384,929	$626,240

Totals may not foot due to rounding.
(1) Balances do not reflect the impact of intercompany eliminations or investments in subsidiaries.
(2) Represents entities that are not directly or indirectly under the control of LBHI.	B-2

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES

BASIS OF PRESENTATION

SCHEDULES OF CASH RECEIPTS AND DISBURSEMENTS

DATED FROM FILING DATE TO DECEMBER 31, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors" or the “Estate”). The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. These schedules to the Monthly Operating Report (“MOR”) are not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

These schedules are not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.	These schedules are not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by the Company’s North American operations. Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by the Company’s European and Asian operations are excluded from this report.

4.	The Beginning Cash column includes cash in both demand-deposit accounts (DDA) and money-market funds (MMF).

5.	Intercompany transfers between the Company’s entities are listed as disbursements for the paying entity and receipts for the receiving entity.

6.	The following Debtors have not been included in this MOR Report:

a.

PAMI Statler Arms LLC (“PAMI”) – Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries. This entity does not maintain a separate cash account.

b.	Lehman Brothers Finance SA (“LBF”) – subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.
c.	Luxembourg Residential Properties Loan Finance S.a.r.l. – petition filed on January 7, 2009
d.	BNC Mortgage LLC - petition filed on January 9, 2009

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries
Schedule of Cash Receipts and Disbursements
Filing Date to September 30, 2008
Americas (a)

Unaudited ($ in millions)

		Beginning Cash			Ending Cash
Legal Entity	Filing Date	(Filing Date)	Receipts	Disbursements	(9/30/08)

Lehman Brothers Holdings Inc.	9/15/2008	$ 659	$ 922	$ (1,074)	$ 507

LB 745 LLC	9/16/2008	-	959	-	959

Total		$ 659	$ 1,881	$ (1,074)	$ 1,466

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	Not filed in September

Lehman Brothers Commodity Services Inc.	10/3/2008	Not filed in September

Lehman Brothers OTC Derivatives Inc	10/3/2008	Not filed in September

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	Not filed in September

Lehman Brothers Commercial Corporation	10/5/2008	Not filed in September

Lehman Brothers Derivative Products Inc.	10/5/2008	Not filed in September

Lehman Brothers Financial Products Inc	10/5/2008	Not filed in September

CES Aviation LLC	10/5/2008	Not filed in September

CES Aviation V LLC	10/5/2008	Not filed in September

CES Aviation IX LLC	10/5/2008	Not filed in September

East Dover Limited	10/5/2008	Not filed in September

Lehman Scottish Finance L.P.	10/5/2008	Not filed in September

Fundo de Investimento Credito Privado Navigator	10/5/2008	Not filed in September

(a) Represents cash flows for bank accounts managed and reconciled by the Company's North American operations.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries
Schedule of Cash Receipts and Disbursements
October 1, 2008 - October 31, 2008
Americas (a)

Unaudited ($ in millions)
		Beginning Cash
		(10/01/08 or			Ending Cash
Legal Entity	Filing Date	Filing Date)	Receipts	Disbursements	(10/31/08)

Lehman Brothers Holdings Inc.	9/15/2008	$ 507	$ 654	$ (54)	$ 1,107

LB 745 LLC	9/16/2008	959	-	(205)	754	(b)

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	7	232	(9)	229

Lehman Brothers Commodity Services Inc.	10/3/2008	33	38	-	71

Lehman Brothers OTC Derivatives Inc	10/3/2008	132	-	-	132

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	461	1,026	(819)	668	(c)

Lehman Brothers Commercial Corporation	10/5/2008	8	22	-	30

Lehman Brothers Derivative Products Inc.	10/5/2008	297	9	-	306

Lehman Brothers Financial Products Inc	10/5/2008	319	2	-	320

CES Aviation LLC	10/5/2008	-	-	-	-

CES Aviation V LLC	10/5/2008	-	-	-	-

CES Aviation IX LLC	10/5/2008	-	-	-	-

East Dover Limited	10/5/2008	-	-	-	-

Lehman Scottish Finance L.P.	10/5/2008	2	-	-	2

Fundo de Investimento Credito Privado Navigator	10/5/2008	-	-	-	-

Total		$ 2,724	$ 1,983	$ (1,088)	$ 3,619

(a) Represents cash flows for bank accounts managed and reconciled by the Company's North American operations.
(b) Disbursements include $5 million transferred to LBHI and reflected in LBHI's receipts.
(c) LCPI has continued to make disbursements as an agent bank passing along principal and interest to loan syndicate partners.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries
Schedule of Cash Receipts and Disbursements
November 1, 2008 - November 30, 2008
Americas (a)

Unaudited ($ in millions)

		Beginning Cash			Ending Cash
Legal Entity	Filing Date	(11/01/08)	Receipts	Disbursements	(11/30/08)

Lehman Brothers Holdings Inc.	9/15/2008	$ 1,107	$ 135	$ (101)	$ 1,141

LB 745 LLC	9/16/2008	754	111	-	865

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	229	253	-	482

Lehman Brothers Commodity Services Inc.	10/3/2008	71	104	-	175

Lehman Brothers OTC Derivatives Inc	10/3/2008	132	-	-	132

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	668	458	(397)	730	(b)

Lehman Brothers Commercial Corporation	10/5/2008	30	41	-	71

Lehman Brothers Derivative Products Inc.	10/5/2008	306	25	-	331

Lehman Brothers Financial Products Inc	10/5/2008	320	100	-	420

CES Aviation LLC	10/5/2008	-	-	-	-

CES Aviation V LLC	10/5/2008	-	-	-	-

CES Aviation IX LLC	10/5/2008	-	-	-	-

East Dover Limited	10/5/2008	-	-	-	-

Lehman Scottish Finance L.P.	10/5/2008	2	-	-	2

Fundo de Investimento Credito Privado Navigator	10/5/2008	-	-	-	-

Total		$ 3,619	$ 1,227	$ (498)	$ 4,349

(a) Represents cash flows for bank accounts managed and reconciled by the Company's North American operations.
(b) LCPI has continued to make disbursements as an agent bank passing along principal and interest to loan syndicate partners.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries
Schedule of Cash Receipts and Disbursements
December 1, 2008 - December 31, 2008
Americas (a)

Unaudited ($ in millions)

		Beginning Cash			Ending Cash
Legal Entity	Filing Date	(12/01/08)	Receipts	Disbursements	(12/31/08)

Lehman Brothers Holdings Inc.	9/15/2008	$ 1,141	$ 965	$ (135)	$ 1,971

LB 745 LLC	9/16/2008	865	-	(865)	-	(b)

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	482	573	(1)	1,054

Lehman Brothers Commodity Services Inc.	10/3/2008	175	37	-	212

Lehman Brothers OTC Derivatives Inc	10/3/2008	132	-	-	132

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	730	1,114	(894)	950	(c)

Lehman Brothers Commercial Corporation	10/5/2008	71	16	-	87

Lehman Brothers Derivative Products Inc.	10/5/2008	331	19	-	349

Lehamn Brothers Financial Products Inc	10/5/2008	420	36	(26)	429	(d)

CES Aviation LLC	10/5/2008	-	-	-	-

CES Aviation V LLC	10/5/2008	-	-	-	-

CES Aviation IX LLC	10/5/2008	-	-	-	-

East Dover Limited	10/5/2008	-	-	-	-

Lehman Scottish Finance L.P.	10/5/2008	2	-	-	2

Fundo de Investimento Credito Privado Navigator	10/5/2008	-	-	-	-

Total		$ 4,349	$ 2,759	$ (1,921)	$ 5,187

(a) Represents cash flows for bank accounts managed and reconciled by the Company's North American operations.
(b) Disbursements reflected here were transferred to LBHI and are reflected in LBHI's receipts.
(c) LCPI has continued to make disbursements as an agent bank passing along principal and interest to loan syndicate partners.
(d) Disbursements reflected here were transferred to LBSF and are reflected in LBSF's receipts.